SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            Federated Tax-Free Trust
                (Name of Registrant as Specified In Its Charter)
                               Federated Investors

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            FEDERATED TAX-FREE TRUST

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ... VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated Tax-Free Trust (the "Trust") will hold a special meeting of shareholders on September 23, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

   What issues am I being asked to vote on?
The proposals include: the election of Trustees; certain amendments to and a restatement of the Trust's Declaration of Trust; and a proposed reorganization of Federated Tax-Free Trust into a newly created portfolio of Money Market Obligations Trust ("MMOT").

Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.



Why is the Reorganization being proposed?
Federated Tax-Free Trust's Board of Trustees and investment adviser believe that the Trust's management structure can be simplified by reorganizing as a portfolio of MMOT, another money market mutual fund. After the Reorganization, the original Trust will be dissolved. MMOT offers a variety of portfolios investing in money market securities, each with its own investment objective.

How will the Reorganization affect my investment?
o        The shares you own and the value of your investment will not change.
o        The Reorganization will be a tax-free event.
o There will not be sales loads, commissions, or transaction charges with the Reorganization.
o        The investment objective will remain the same.
o        There will be no increases in the fees payable to the Trust's adviser because of the Reorganization.

Why are the Trustees recommending amendments to the Declaration of Trust?
The Declaration organizing the Trust was prepared many years ago. Since then, developments in the investment company industry and changes in the law have resulted in many improvements. The Board is recommending changes to the Declaration of Trust that permit the Trust to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?

Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

                              After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                                                              18
                                   DEFINITIVE


                            FEDERATED TAX-FREE TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 23, 1999


                  A Special Meeting of the shareholders of Federated Tax-Free Trust (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on September 23, 1999 to consider proposals:

                     (1)   To elect four Trustees.

                      (2) To approve amendments to and a restatement of the Trust's Declaration of Trust:

                            (a) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

                            (b) To permit the Board of Trustees to liquidate the assets of the Trust without seeking shareholder approval.

                     (3) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Federated Tax-Free Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust.

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.

The Board of Trustees has fixed July 26, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary


August 10, 1999


   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

   About the Proxy Solicitation and the Meeting...............................3

Election of Four Trustees.....................................................3

About the Election of Trustees................................................4

Trustees Standing for Election................................................4

Nominee Not Presently Serving as a Trustee....................................5

Approval of Amendments to and a Restatement of the Trust's Declaration
     of Trust.................................................................5

Approval of the Proposed Reorganization........................................7

Information About the Trust...................................................11

Proxies, Quorum and Voting at the Meeting.....................................11

Share Ownership of the Trustees...............................................12

Trustee Compensation..........................................................12

Officers and Incumbent Trustees of the Trust.................................13


Other Matters and Discretion of Attorneys Named in the Proxy..................17

Appendix I:  Agreement and Plan of Reorganization...........................I-1

Appendix II:  Comparison of Investment Policies and Limitations.............II-1

                                                                               3
                                   DEFINITIVE

                                 PROXY STATEMENT


                            FEDERATED TAX-FREE TRUST
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

            The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on September 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed reorganization (the "Reorganization") of the Trust, and approved it, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 10, 1999, to shareholders of record at the close of business on July 26, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding 512,607,500.62 shares of beneficial interest.

            The Trust's annual report, which includes audited financial statements for the fiscal year ended November 30, 1998, was previously mailed to shareholders. The Trust's semi-annual report, which contains unaudited financial statements for the period ended May 31, 1999, was also previously mailed to shareholders. The Trust's annual report and semi-annual report are incorporated by reference into this Proxy Statement. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Trust's annual report and/or semi-annual report. Requests for an annual report or semi-annual report may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


                     PROPOSAL #1: ELECTION OF FOUR TRUSTEES


     The persons named as proxies intend to vote in favor of the election of John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr. and John
S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Cunningham, Mansfield and Walsh are presently serving as Trustees. If elected by shareholders, Mr. Donahue is expected to assume his responsibilities as a Trustee effective October 1, 1999. Please see "About the Election of Trustees" below for current information about the Nominees, and "Officers and Incumbent Trustees of the Trust" in this Proxy Statement for current information about the incumbent Trustees who have previously been elected by shareholders.

     Messrs. Cunningham, Mansfield and Walsh were appointed Trustees on January 1, 1999, to fill vacancies created by the decision to expand the size of the Board. Mr. Donahue is being proposed for election as a Trustee also as a result of a decision to expand the size of the Board.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the four individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

            The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, the Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) Trustees standing for election, and (ii) the Nominee standing for election who is not presently serving as a Trustee, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:


Trustees Standing for Election

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.


Nominee Not Presently Serving as a Trustee

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate:  April 11, 1949

Executive Vice President

   President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Director, Federated Investment Management Company and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.





        PROPOSAL #2: TO APPROVE AMENDMENTS TO AND A RESTATEMENT OF THE TRUST'S DECLARATION OF TRUST

         Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. Certain items in the current Declaration of Trust, described below, prohibit the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

         Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, certain amendments to the Trust's Declaration of Trust. The approval of each amendment will require the affirmative vote of a majority of the outstanding voting shares of the Trust as described in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

                PROPOSAL #2(a): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL OF A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE AND CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

         Article XII, Section 4(b) of the Declaration of Trust currently requires the approval of the holders of at least two-thirds of the outstanding shares of the Trust to approve any sale and conveyance of assets of the Trust to another open-end management investment company. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance (including the Reorganization that is described in Proposal #3 of this Proxy Statement), the Trustees have adopted an amendment that would permit a majority vote to approve such a transaction. A majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. The amendment would provide the Trust with greater flexibility, and in the event circumstances warrant the approval of the Board, the Trustees could determine that a sale and conveyance of assets would be in the best interest of the Trust. The Trustees are recommending that shareholders approve the adoption of this proposed amendment to the Declaration of Trust.

            Proposal #3 on the agenda of the Meeting is a recommendation by the Board that the shareholders approve a proposed reorganization of the Trust with and into an affiliated open-end management investment company. If this Proposal #2(a) is approved by shareholders at the Meeting, the amendment will become effective immediately and will be deemed to govern the approval of Proposal
#3.

         If approved by shareholders, Article XII, Section 4(b) of the Declaration of Trust would be amended to read as follows:

         "(b) The Trustees, with the approval of a Majority Shareholder Vote, may sell and convey the assets of the Trust to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding. For purposes of this provision, a "Majority Shareholder Vote" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding voting securities entitled to vote upon the matter, or
         (b) 67% or more of the voting securities present at the meeting if the holders of 50% or more of the outstanding voting securities entitled to vote on the matter are present at the meeting in person or by proxy."

         In the event that the amendment to Article XII, Section 4(b) is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists, and the Board of Trustees will consider what action, if any, should be taken. In such event, the approval of the Reorganization described in Proposal #3 of this Proxy Statement will then require the affirmative vote of two-thirds of the shares of the Trust entitled to be voted upon the matter.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

          PROPOSAL #2(b): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE THE ASSETS
              OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL

          Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust and then redeem all outstanding shares of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interests of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, it may not be in the best interests of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. If this proposal is approved by shareholders, the Trustees will be authorized to liquidate the Trust by Board action without a further shareholder vote.

          If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

         "The Trustees may at any time sell and convert into money all the assets of the Trust, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares."

         The Trustees believe that the interests of Trust shareholders are adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust.

             In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets of the Trust is not approved by the shareholders, the Declaration of Trust will remain as it currently exists, and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

               PROPOSAL #3: TO APPROVE THE PROPOSED REORGANIZATION

         The Board of Trustees of the Trust has voted to recommend to shareholders of the Trust the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolio, Federated Tax-Free Trust (the "New Fund"), would acquire all of the assets (subject to the liabilities) of the Trust in exchange for shares of beneficial interest of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and dissolution of the Trust (the "Reorganization"). As a result of the Reorganization, each shareholder of the Trust will become the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Trust on the date of the Reorganization.

            MMOT is an open-end management investment company that consists of a number of portfolios, each of which has its own investment objective. The New Fund is a newly-organized portfolio of MMOT (initially a "shell" portfolio) with the same investment objective as the Trust. The permissible investments for the New Fund are the same as the permissible investments for the Trust, and the New Fund uses comparable investment strategies. The New Fund's investment objective, like the Trust's investment objective, is to provide for its shareholders dividend income exempt from Federal regular income taxes while seeking relative stability of principal. The New Fund and the Trust pursue their investment objectives by investing in a portfolio of short-term municipal securities maturing in 397 days or less. The average maturity of money market instruments in the New Fund's and the Trust's portfolios, computed on a dollar weighted basis, will be 90 days or less. Both the New Fund and the Trust are money market mutual funds which seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that either the New Fund or the Trust will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) Investments in the New Fund and the Trust are neither insured nor guaranteed by the U.S. government.

            As a condition to the Reorganization transactions, the Trust and MMOT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Trust or the New Fund or by the shareholders of the Trust. The tax basis of the New Fund shares received by Trust shareholders will be the same as the tax basis of their shares in the Trust.

          Significant components of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Trust and MMOT, a copy of which is attached as Appendix I to this Proxy Statement.

Description of the Reorganization Agreement

          The Reorganization Agreement provides that all of the assets of the Trust will be transferred to the New Fund, subject to the liabilities of the Trust. Each holder of shares of the Trust will receive the same number (with the same aggregate value) of shares of the New Fund as the shareholder had in the Trust immediately prior to the Reorganization. The Trust's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the New Fund.

            Following the transfer of assets (subject to the liabilities) of the Trust to the New Fund, and the issuance of shares by the New Fund to the Trust, the Trust will distribute the shares of the New Fund received by the Trust among the shareholders of the Trust in proportion to the number of shares each such shareholder holds in the Trust. Following the Reorganization, shareholders of the Trust will be shareholders of the New Fund. Upon the completion of the Reorganization, the Trust will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Trust will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the New Fund issued in connection with the Reorganization.

         The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Trust; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after November 1, 1999.

         The Trust's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and a portion of the costs of preparing, printing, copying and mailing proxy solicitation materials to the Trust's shareholders.

         The Reorganization may be terminated at any time prior to its consummation by either the Trust or MMOT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MMOT, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of the shareholders of the Trust and the New Fund; and
(ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Trust or the shareholders of the New Fund, as the case may be.

Reasons for the Proposed Reorganization

         The Trust was established as a Massachusetts business trust in 1978. Although the Board has been satisfied with the Trust's performance, it, and the Trust's distributor and administrator, believe that reorganizing the Trust as a portfolio of MMOT could improve the Trust's distribution and streamline administration. Accordingly, the Trust's distributor and administrator have recommended to the Board of Trustees of MMOT that the New Fund be organized for the purpose of acquiring the Trust's assets and thereby reorganizing the Trust as a portfolio of MMOT. The Trust's distributor and administrator similarly recommended to the Trustees of the Trust that the Trust's assets be transferred to MMOT, on behalf of the New Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Trust's distributor and administrator emphasized the comparable advisory services provided the Trust and the New Fund, the identical investment objectives and similar investment policies of the Trust and the New Fund, and the administrative convenience and simplification of management achievable by operating the Trust as a portfolio of MMOT.

Board of Trustees' Considerations and Recommendations

            The Trust's Board of Trustees, at its meeting on May 18, 1999, concluded that the reorganization of the Trust as a portfolio of MMOT could provide for improved distribution and streamlined administration. The Trust's Trustees also noted that Trust shareholders would continue to receive the same quality of investment management services from the New Fund's investment adviser, which is also the Trust's current investment adviser. The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Trust and that the interests of the Trust shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Trust will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to Trust shareholders the approval of, the Reorganization.

            The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on May 18, 1999 unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the New Fund, and that the interests of New Fund shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement.

         Under the current terms of the Declaration of Trust, the approval of the Reorganization requires the affirmative vote of two-thirds of the outstanding voting shares of the Trust. If Proposal #2(a) described in this Proxy Statement is approved, however, that amendment to the Declaration of Trust will become effective immediately, and this Proposal #3 to approve the Reorganization will require the affirmative vote of a majority of the outstanding voting shares of the Trust as described in this Proxy Statement. (See "Proxies, Quorum and Voting at the Meeting" below.)

Federal Income Tax Consequences

            As a condition to the Reorganization, the Trust and MMOT, on behalf of the New Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code, and the Trust and the New Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the New Fund upon its receipt of the Trust's assets (subject to the liabilities of the Trust) in exchange for New Fund shares; (3) no gain or loss will be recognized by the Trust upon the transfer of its assets (subject to the liabilities of the Trust) to the New Fund in exchange for New Fund shares or upon the distribution (whether actual or constructive) of the New Fund shares to the Trust shareholders in exchange for their shares of the Trust;
(4) no gain or loss will be recognized by shareholders of the Trust upon the exchange of their Trust shares for New Fund shares; (5) the tax basis of the Trust's assets acquired by the New Fund will be the same as the tax basis of such assets to the Trust immediately prior to the Reorganization; (6) the tax basis of New Fund shares received by each shareholder of the Trust pursuant to the Reorganization will be the same as the tax basis of Trust shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the Trust in the hands of the New Fund will include the period during which those assets were held by the Trust; and (8) the holding period of New Fund shares received by each shareholder of the Trust pursuant to the Reorganization will include the period during which the Trust shares exchanged therefor were held by such shareholder, provided the Trust shares were held as capital assets on the date of the Reorganization.

          The Trust and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

Comparison of Investment Policies and Risk Factors

          The investment objective of the Trust is identical to the investment objective of the New Fund. Investments in the Trust and the New Fund are not insured or guaranteed by the U.S. government. Since the Trust and the New Fund are managed to maintain a constant net asset value, the Trust and the New Fund have little risk of principal loss. However, investments in the Trust and the New Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities owned by the Trust and the New Fund will have their credit ratings downgraded; the ability of the issuers of securities owned by the Trust and the New Fund to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities owned by the Trust and the New Fund, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); and prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Trust and the New Fund at a generally lower interest rate. These risks could result in a loss of value of an investment in the Trust, or in the New Fund when it commences operations.

             The investment policies and restrictions of the New Fund have been established so as to be comparable to the current investment policies and restrictions of the Trust. The differences between the investment policies and restrictions of the Trust and those of the New Fund result, in part, from the standardization of certain investment policies and restrictions among the Federated Funds, including the New Fund, and the elimination of certain investment limitations which govern the Trust and had been previously required under state law. A number of these investment limitations have been preempted and are no longer applicable, and hence, the New Fund is not required to adopt such limitations. Additionally, certain of the Trust's investment policies were originally adopted as fundamental policies, when there was (and is) no legal requirement that they be fundamental. Consequently, the New Fund is subject to identical (or nearly identical) non-fundamental investment policies. Appendix II to this Proxy Statement identifies the differences in the investment policies and restrictions of the Trust and the New Fund. The investment adviser to the Trust and the New Fund does not believe that the differences in investment policies and restrictions are material. In addition, the adviser believes that the level of risk of an investment in the Trust is comparable to, and does not materially differ from, the level of risk of an investment in the New Fund.
Comparative Information on Shareholder Rights and Obligations

         Each of the Trust and MMOT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Trust and of shareholders of MMOT relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MMOT.

         Neither the Trust nor MMOT are required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of either the Trust or MMOT for any permissible purpose shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Trust or MMOT, as the case may be. Each share of the Trust and MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of the New Fund are entitled to vote on matters only affecting the New Fund.

         Under certain circumstances, shareholders of the Trust and shareholders of the New Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MMOT, respectively. To protect their shareholders, the Trust and MMOT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MMOT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or MMOT or their Trustees enter into or sign.

         In the unlikely event a shareholder is held personally liable for the Trust's or the New Fund's obligations, each of the Trust and the New Fund is required to use its property to protect or compensate the shareholder. On request, the Trust or the New Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the New Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust or MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MMOT.

Purchase and  Redemption  Information,  Exchange  Privileges,  Distribution  and
Pricing

          The purchase, redemption, exchange privileges and distribution policies of the Trust and the New Fund are identical.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

            Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The election of the Trustees is subject to a specific vote requirement described under Proposal #1 in this Proxy Statement. The favorable vote of a majority of the outstanding voting shares of the Trust is required to approve each of the proposed amendments to the Declaration of Trust. If Proposal #2(a) is approved by shareholders, then the favorable vote of a majority of the outstanding voting shares of the Trust will be required to approve the Reorganization. If Proposal #2(a) is not approved by shareholders, then the favorable vote of two-thirds of the outstanding voting shares of the Trust will be required to approve the Reorganization.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust and entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the Proposals.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund:  2-5  Years;  Federated  U.S.  Government  Securities  Fund:  5-10  Years;
Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; World Investment Series, Inc.

Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.

   At the close of business on the Record Date, the following persons owned 5% or more of the Trust's outstanding shares: Fiduciary Trust Company International, New York, NY, acting in various capacities on behalf of its customers, owned approximately 138,769,995 shares (27.07%); Bova & Company, Charlotte, NC, owned approximately 41,457,530.4700 shares (8.09%); and Onedun, Dundee, IL owned approximately 32,208,641.5400 shares (6.28%).



   Trustee Compensation
Name,                                        Aggregate                        Total Compensation Paid
Position With                              Compensation                         From Fund Complex+
Trust                                          From
                                              Trust1#
--------------------------------------- -------------------- ----------------------------------------------------------
John F. Donahue@*                               $0           $0 for the Trust and
Chairman and Trustee                                         54 other investment companies in the Fund Complex
Thomas G. Bigley                             $1,398.10       $113,860.22 for the Trust and
Trustee                                                      54 other investment companies in the Fund Complex
John T. Conroy, Jr.                          $1,538.14       $125,264.48 for the Trust and
Trustee                                                      54 other investment companies in the Fund Complex
Nicholas P. Constantakis                      $881.26        $47,958.02 for the Trust and
Trustee                                                      29 other investment companies in the Fund Complex
John F. Cunningham**                            $0           $0 for the Trust and
Trustee                                                      26 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*                     $1,398.10       $113,860.22 for the Trust and
Trustees                                                     54 other investment companies in the Fund Complex
Peter E. Madden                              $1,398.10       $113,860.22 for the Trust and
Trustee                                                      54 other investment companies in the Fund Complex
Charles F. Mansfield, Jr.**                     $0           $0 for the Trust and
Trustee                                                      26 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D. @          $1,398.10       $113,860.22 for the Trust and
Trustee                                                      54 other investment companies in the Fund Complex
Marjorie P. Smuts                            $1,398.10       $113,860.22 for the Trust and
Trustee                                                      54 other investment companies in the Fund Complex
John S. Walsh**                                 $0           $0 for the Trust and
Trustee                                                      23 other investment companies in the Fund Complex


1 Information is furnished for the fiscal year November 30, 1998.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+ The information is provided for the last calendar year.

* The  Trustee  is deemed to be an  "interested  person"  as defined in the 1940
Act.

** Messrs. Cunningham, Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year. They did not receive any fees as of the fiscal year end of the Trust.

@ Member of the Executive Committee.

         During the fiscal year ended November 30, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

            For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended November 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers and Incumbent Trustees of the Trust

            The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:


John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

Dates Became an Officer and a Trustee:  November 30, 1978 and November 20, 1978

Chairman and Trustee, Federated Investors; Chairman and Director, Federated Investment Management Company and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Date Became a Trustee:  November 15, 1994

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

Date Became a Trustee:  November 13, 1991

Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Date Became a Trustee:  April 30, 1998

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Date Became a Trustee:  August 26, 1987

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Date Became a Trustee:  November 13, 1991

Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate:  December 20, 1932

Trustee

Date Became a Trustee:  February 14, 1995

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935

Trustee

Date Became a Trustee:  February 24, 1984

Director    or    Trustee    of   the    Federated    Fund    Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; business owner.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate:  May 2, 1929

President

Date Became an Officer:  November 30, 1978

Trustee, Federated Investors, Inc.; staff member, Federated Securities Corp.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate:  October 22, 1930

Executive Vice President

Date Became an Officer:  June 1, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate:  April 11, 1949

Executive Vice President

Date Became an Officer:  June 1, 1995

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Director, Federated Investment Management Company and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  June 1, 1995

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Director, Federated Investment Management Company; Director, Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard J. Thomas
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.


William D. Dawson, III
Federated Investors Tower
Pittsburgh, PA

Birthdate:  March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling; Federated Global Research Corp., Federated Investment Management Company, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate:  May 17, 1923

Vice President

Date Became an Officer:  November 30, 1978

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.


Mary Jo Ochson
Federated Investors Tower
Pittsburgh, PA

Birthdate:  September 12, 1953

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President, Federated Investment Management Company.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended November 30, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

            e Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Tax-Free Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


 SHAREHOLDERS                                   ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

August 10, 1999

                            FEDERATED TAX-FREE TRUST


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

   W ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Tax-Free Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Elisabeth A. Miller and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED TAX-FREE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

    Proposal 2 To approve amendments to and a restatement of the Trust's Declaration of Trust:

         2(a) To approve an amendment and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale or conveyance of the assets of the Trust to another trust or corporation
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

         2(b) To approve an amendment and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Federated Tax-Free Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

                                       I-1
                                   APPENDIX I



                      AGREEMENT AND PLAN OF REORGANIZATION


                 AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 1999 (the "Agreement") between Federated Tax-Free Trust, a Massachusetts business trust (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust, a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio, Federated Tax-Free Trust (the "Successor Fund").

              WHEREAS, the Board of Trustees of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

              WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

              NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.       Plan of Exchange.

                     (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

                     (b) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

                  (c) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

                     (d) The Exchange Date shall be November 1, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

                  (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

         2. The Fund's Representations and Warranties. The Fund represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

                  (a) The Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

                     (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

         3. The Trust's Representations and Warranties. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:

                  (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

                  (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

         4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

                     (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

                  (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                  (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

         5. The Fund's Conditions Precedent. The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         6. The Trust's and the Fund's Conditions Precedent. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

                  (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

                  (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

                  (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

         Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

         7. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

         If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of the Fund, in respect of this Agreement.

         8. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

         9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

         11.      Capacity of Trustees, Etc.

                  (a) (i) The names "Federated Tax-Free Trust" and "Board of Trustees of Federated Tax-Free Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Fund's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with any portfolio of shares of the Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Fund.

                           (ii) Both parties specifically acknowledge and agree
that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of the Fund shall be liable with respect thereto.

                  (b) (i) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

                           (ii) Both parties specifically acknowledge and agree
that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

         12. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.




                            FEDERATED TAX-FREE TRUST



ATTEST:  /s/ Gail Cagney                      /s/ John W. McGonigle
           Title:  Assistant Secretary        Title:  Executive Vice President


                            MONEY MARKET OBLIGATIONS
                       TRUST, on behalf of its portfolio,
                                                     Federated Tax-Free Trust



ATTEST:  /s/ Gail Cagney                       /s/ John W. McGonigle
           Title:  Assistant Secretary         Title:  Executive Vice President

                                                                            II-1
                                   APPENDIX II

                        COMPARISON OF INVESTMENT POLICIES
                                 AND LIMITATIONS


         Set forth below is a comparison of the investment policies and restrictions of the Trust and the New Fund:

                 FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

Investments in Tax-Exempt Securities

The Trust: "As a fundamental investment policy, at least 80% of the Trust's annual interest income will be exempt from Federal regular income tax except in extraordinary circumstances when, for example, management feels that market conditions dictate a defensive posture in temporary investments."

The New Fund: "As a fundamental investment policy, under normal market circumstances, at least 80% of the Fund's annual interest income will be exempt from Federal regular income tax."

Ratings of Tax-Exempt Securities

The Trust: "The securities in which the Trust invests are rated in the highest short-term rating category by one or more nationally recognized rating services or will be of comparable quality to securities having such ratings. A rating service's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated SP-1+ or SP-1 by Standard & Poor's ("S&P"), MIG-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1+ or F-1 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. Longer term securities that have a remaining maturity of 397 days or less and that have not received a short-term rating must be rated within the two highest long-term rating categories by one or more rating services. The Trust will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in the highest short-term rating category; currently, such securities must be rated by two rating services at their highest rating category." The Trust follows applicable regulations with respect to unrated securities.

   The New Fund: The New Fund is subject to non-fundamental investment policy that provides "The securities in which the Fund invests must be rated in the highest short-term rating category by one or more nationally recognized rating services or be of comparable quality to securities having such ratings. The New Fund follows applicable regulations with respect to unrated securities."

Permissible Investments

The Trust: "The Trust seeks to achieve its investment objective by investing in a diversified portfolio of short-term Municipal Securities - obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the issuer, or in the opinion of officers to the Trust and/or the [investment a]dviser to the Trust, exempt from Federal regular income tax. Municipal Securities also include participation interests in the above obligations ("Municipal Securities"). Interest income of the Trust which is exempt from Federal regular income tax will retain its tax-free status when distributed to shareholders. Such income may be subject to state and local tax.

All of the Trust's investment assets will consist of Municipal Securities, Temporary Investments, as described below, and cash. The Trust will invest only in Municipal Securities, including Industrial Revenue Bonds which are rated within the two highest ratings for Municipal Securities by Moody's Investors Services ("Moody's") -- Aaa or Aa -- or by Standard & Poor's Corporation, Inc. ("S&P") -- AAA or AA; or which at the time of purchase are guaranteed by the U.S. Government as to the payment of principal and interest, such as Tax-Exempt Project Notes; or are (1) rated within Moody's short-term municipal obligations highest rating of MIG 1 or S&P's highest municipal commercial paper rating of A-1, or (2) unrated (where the issuer has not sought such a rating) if the Board of Trustees determines prior to the purchase thereof that such Municipal Securities are of "high quality." Subsequent to its purchase by the Trust, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Trust. Neither event requires the elimination of such obligation from the Trust's portfolio, but the [Trust's investment a]dviser will consider such an event in its determination of whether the Trust should continue to hold such obligation in its portfolio. To the extent the ratings accorded by S&P or Moody's for Municipal Securities change as a result of changes in these rating systems, the Trust will attempt to use similar ratings as standards. In the future, the Trust may also use similar ratings of services other than S&P or Moody's."

The New Fund: The New Fund is subject to a set of non-fundamental investment policies governing its permissible investments that are substantially similar, and that provide:

"The Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term tax-exempt securities obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the issuer, or in the opinion of officers to the Fund and/or the Fund's investment adviser, exempt from Federal regular income tax and from the federal alternative minimum tax. Short-term tax-exempt securities also include participation interests in the above obligations ("Municipal Securities").

All of the Fund's investment assets will consist of Municipal Securities, temporary investments and cash. The Fund will invest only in Municipal Securities, which are rated within the two highest ratings for Municipal Securities by Moody's Investors Services ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or which at the time of purchase are guaranteed by the U.S. Government as to the payment of principal and interest; or are (1) rated within Moody's short-term municipal obligations highest rating or S&P's highest municipal commercial paper rating, or (2) unrated (where the issuer has not sought such a rating) if the Board of Trustees determines prior to the purchase thereof that such Municipal Securities are of "high quality." Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but the Fund's investment adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent the ratings accorded by S&P or Moody's for Municipal Securities change as a result of changes in these rating systems, the Fund will attempt to use similar ratings as standards. In the future, the Fund may also use similar ratings of services other than S&P or Moody's."

Temporary Investments

The Trust: "From time to time on a temporary basis or for defensive purposes, the Trust may invest in `temporary investments' which mature in the same manner as the Municipal Securities in which the Trust can invest, consisting of: other obligations issued by or on behalf of municipal or corporate issuers; U.S. Treasury Bills, all other marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; [instruments of banks [or] savings and loans which are members of the Federal Deposit Insurance Corporation
(FDIC) or Federal Savings and Loan Insurance Corporation (FSLIC) (such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances); these instruments are not necessarily guaranteed by the FDIC or the FSLIC)]; repurchase agreements (an instrument where the seller agrees to repurchase the security at the time of sale at a mutually agreed upon time and price), and prime commercial paper (as set forth below) including variable amount demand master note[s] represent[ing] a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender such as the Trust. The Trust will not invest in instruments issued by banks or savings and loans unless at the time of investment such banks and savings and loans have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Commercial paper investments will be limited to commercial paper rated A-1 by Standard & Poor's Corporation, Prime 1 by Moody's Investors Services, Inc. or F-1 by Fitch Investors Service. The Trust may invest in these temporary investments, for example, due to market conditions or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Trust generally expects to invest the proceeds received from the sale of Trust shares in Municipal Securities as soon as reasonably possible. The rating requirements for the Trust's investments in Municipal Securities will not be applicable to Temporary Investments. However, management will limit Temporary Investments to the standards set forth above. In addition, no Temporary Investments in municipal securities or corporate obligations will be purchased unless they meet the ratings described in the Trust's Investment Policies. Interest income from temporary investments may be taxable to shareholders as ordinary income."

The New Fund: The New Fund is subject to a non-fundamental investment policy that provides "During adverse market conditions, the Fund may temporarily depart from its principal investment strategies by investing in securities subject to federal regular income tax. Temporary investments will be of comparable quality to other securities in which the Fund invests."

When-Issued and Delayed Delivery Transactions

The Trust: "The Trust may also purchase and sell short-term Municipal Securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transactions. When engaging in when-issued and delayed delivery transactions, the Trust relies on the buyer or seller, as the case may be, to consummate the transactions. Failure to do so may result in the Trust missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions ordinarily occur within a month before delivery is due, however no payment or delivery will be made by the Trust before it receives payment or delivery from the other party to the transaction. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. Engaging in when-issued or delayed delivery transactions are normal methods of buying and selling portfolio securities by the Trust in pursuit of its investment objective of providing dividend income exempt from Federal regular income taxes which seeking relative stability of principal."

The New Fund: The New Fund is subject to a non-fundamental investment policy that provides that the Fund may engage in when-issued and delayed delivery transactions.

Portfolio Trading

The Trust: "The Trust may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations."

The New Fund:  The New Fund is not subject to a comparable investment policy.

Diversification of Investments

The Trust: The Trust is not subject to a fundamental investment policy regarding diversification of its investments; however, the Trust is registered as a diversified investment company under the 1940 Act, and, as a money market fund, the Trust operates in accordance with the various requirements of the 1940 Act's Rule 2a-7 and complies with Rule 2a-7's diversification requirements.

The New Fund: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

Issuing Senior Securities and Borrowing Money

The Trust: "The Trust will not issue senior securities except that the Trust may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

         The Trust will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then (a) only in amounts not in excess of five percent (5%) of the value of its total assets or (b) in an amount up to one-third of the value of its total assets including the amount borrowed in order to meet redemption requests without immediately selling any portfolio securities. (This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) While any such borrowings are outstanding, no net purchases of investment securities will be made by the Trust. If due to market fluctuations or other reasons the value of the Trust's assets falls below 300% of its borrowing, the Trust will reduce its borrowing within three business days."

The New Fund: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

Selling Short and Buying on Margin

The Trust: "The Trust will not make short sales of securities or purchase any securities on margin, except for such credits as are necessary for the clearance of transactions."

The New Fund: The New Fund is not subject to an investment limitation regarding selling securities short. The New Fund is subject to a non-fundamental investment limitation relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

Investing in Real Estate

The Trust: "The Trust will not purchase or sell real estate, but this shall not prevent the Trust from investing in [tax-exempt] Municipal Securities secured by real estate or interests therein."

The New Fund: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

Investing in Commodities

The Trust: "The Trust will not purchase or sell commodities or commodity contracts."

The New Fund: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

Investing in Minerals

The Trust: "The Trust will not purchase or sell oil, gas or other mineral exploration or development programs."

The New Fund: The New Fund is not subject to an investment restriction pertaining to investing in these types of securities.

Pledging Assets

The Trust: "The Trust will not pledge, mortgage, or hypothecate its assets except that, to secure borrowings permitted [by its investment limitations], it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Trust's total assets."

The New Fund: The New Fund is subject to a non-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

Lending Cash or Securities

The Trust: "The Trust will not make loans, except that the Trust may, in accordance with its investment objective, policies and limitations, acquire publicly or non-publicly issued [tax-exempt] Municipal Securities or temporary investments or enter into repurchase agreements."

The New Fund: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

Underwriting Securities

The Trust: "The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities in accordance with its investment objective, policies and limitations."

The New Fund: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

Concentration of Investments

The Trust: "The Trust does not generally intend to purchase securities if, as a result of such purchase, more than 25 percent of the value of its assets would be invested in the securities of governmental subdivisions located in any one state, territory, or possession of the United States. The Trust may invest more than 25 percent of the value of its assets in Short-Term Tax-Exempt Project Notes which are guaranteed by the U.S. Government regardless of the location of the issuing municipality. Weakness in a state's ability to raise taxes resulting from a contraction of its tax based on a rise in delinquencies could influence the state's ability to support housing programs. In addition, an adverse economic climate, changes in political sentiment within a state legislature, or on the part of a state electorate, could also impact such housing programs, and in turn, the availability of new issues of project notes. At the Federal level, the decision to curtail [the] Federal budget deficit or both could similarly reduce the volume of project notes available in auction markets. One effect of the reduction of the supply of project notes, given continuing growth in demand for these notes, might be to reduce yields on them to a point that such notes are relatively noncompetitive with other similar tax-free securities. Further, were the Congress of the United States to revoke the right of the Department of Housing and Urban Development to back project notes with the full faith and credit of the Federal government or alter the law in some other way, suitability of project notes as investments for the Trust would have to be re-examined and purchases or holdings of project notes could fall below 25%.

With respect to temporary investments, the Trust will not purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as result of such purchase, more than 25% of the value of the Trust's assets would be invested in any one industry. However, the Trust may, at times, invest more than 25 percent of the value of its assets in cash or cash items (including bank time and demand deposits such as certificates of deposit), U.S. Treasury bills or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements, for defensive purposes.

If, because of changing values, the value of the Trust's assets invested in a particular industry or in the securities of governmental subdivisions located in any one state, territory or possession of the United States exceeds 25 percent of the value of its assets, the Trust will not be required to make any reduction of its holdings in that particular industry or in the securities of the governmental body."

The New Fund: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund may concentrate its investments in short-term tax exempt securities which are guaranteed by the U.S. government, regardless of the location of the issuing municipality. Government securities, municipal securities and bank instruments are not deemed to constitute an industry."

Investing in Issuers Whose Securities are Owned by Officers and Trustees

The Trust: "The Trust will not purchase or retain the securities of any issuer other than the securities of the Trust, if, to the Trust's knowledge, those officers and Trustees of the Trust or the [Trust's investment] adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities."

The New Fund: The New Fund is not subject to a comparable investment limitation.

Investing in Securities of Other Investment Companies

The Trust: "The Trust will not invest in securities issued by any other investment company or investment trust."

The New Fund: The New Fund is subject to a non-fundamental investment policy that provides that "The Fund may invest its assets in securities of other investment companies."

Investing for Control

The Trust: "The Trust will not acquire voting securities except as part of a merger, consolidation, reorganization, or acquisition of assets."

The New Fund: The New Fund is not subject to a comparable investment limitation.

Determining Compliance with Investment Policies and Limitations

The Trust: "If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction."

The New Fund: The New Fund is subject to a non-fundamental operating policy that states: "Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation."


               NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS


Permissible Investments


The Trust: "The Trust pursues its investment objective by investing in a portfolio of Municipal Securities maturing in 397 days or less."

The New Fund: "The Fund pursues its investment objective by investing in a portfolio of Municipal Securities maturing in 397 days or less."

Investing in Restricted and Illiquid Securities

The Trust: "The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase, together with other illiquid securities, to 10% of its net assets."

The New Fund: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

Borrowing Money and Pledging Securities

The Trust: "The Trust did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year."

The New Fund: The New Fund is not subject to a comparable investment limitation.

Regulatory Compliance

The Trust: "The Trust may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Trust's prospectus and Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Trust will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Trust will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by rating services, according to Rule 2a-7. The Trust may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders."

The New Fund:  The New Fund is subject to an identical operating policy.

Private Activity Bonds

   The Trust: "The Trust will purchase private activity bonds that are not subject to federal alternative minimum tax (ATM)."

The New Fund: The New Fund is not subject to a comparable investment limitation.